UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  JUNE 30, 2010

Annual Report to Shareholders

DWS Enhanced Commodity Strategy Fund (formerly DWS Commodity Securities Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Consolidated Portfolio Summary

15 Consolidated Investment Portfolio

21 Consolidated Statement of Assets and Liabilities

23 Consolidated Statement of Operations

24 Consolidated Statement of Changes in Net Assets

25 Consolidated Financial Highlights

30 Notes to Consolidated Financial Statements

45 Report of Independent Registered Public Accounting Firm

46 Tax Information

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-related securities, including commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2010

Average Annual Total Returns as of 6/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	7.33%	-8.85%	-0.20%	0.51%
Class B	6.66%	-9.54%	-0.95%	-0.24%
Class C	6.66%	-9.54%	-0.95%	-0.24%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	1.15%	-10.63%	-1.37%	-0.59%
Class B (max 4.00% CDSC)	3.66%	-9.74%	-0.95%	-0.24%
Class C (max 1.00% CDSC)	6.66%	-9.54%	-0.95%	-0.24%
No Sales Charges
Class S	7.81%	-8.67%	0.00%	0.69%
Institutional Class	7.87%	-8.60%	0.07%	0.76%
Dow Jones UBS Commodity Index+	2.62%	-9.50%	-3.83%	-4.06%
S&P® Goldman Sachs Commodity Index++	-5.43%	-12.45%	-8.13%	-7.17%
MSCI World Energy Index++	-1.79%	-10.53%	1.82%	1.85%
MSCI World Materials Index++	14.97%	-9.11%	8.01%	5.48%
Blended Index++	0.69%	-10.05%	-0.88%	-0.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2010 are 1.80%, 2.66%, 2.58%, 1.63% and 1.34% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

All of these indices assume reinvestment of all dividends and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Enhanced Commodity Strategy Fund — Class A

[] Dow Jones UBS Commodity Index+

[] S&P Goldman Sachs Commodity Index++

[] MSCI World Energy Index++

[] MSCI World Materials Index++

[] Blended Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The Dow Jones-UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. On April 1, 2010, the Dow Jones UBS Commodity Index replaced the S&P Goldman Sachs Commodity Index, MSCI World Energy Index, MSCI World Materials Index and the Blended Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy
++ The S&P Goldman Sachs Commodity Index is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%) and the MSCI World Materials Index (25%).
Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 6/30/10	$ 3.44	$ 3.21	$ 3.21	$ 3.47	$ 3.47
6/30/09	$ 3.22	$ 3.01	$ 3.01	$ 3.25	$ 3.25
Distribution Information: Twelve Months as of 6/30/10: Income Dividends	$ .03	$ .001	$ .001	$ .03	$ .04
Lipper Rankings — Commodities Funds Category as of 6/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	31	of	111	28
3-Year	18	of	41	43
5-Year	4	of	23	17
Class B 1-Year	33	of	111	30
3-Year	21	of	41	50
5-Year	8	of	23	34
Class C 1-Year	33	of	111	30
3-Year	21	of	41	50
5-Year	8	of	23	34
Class S 1-Year	30	of	111	27
3-Year	17	of	41	41
5-Year	2	of	23	9
Institutional Class 1-Year	29	of	111	26
3-Year	16	of	41	39
5-Year	1	of	23	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 937.30	$ 933.10	$ 933.10	$ 937.80	$ 940.40
Expenses Paid per $1,000*	$ 7.69	$ 11.26	$ 11.26	$ 6.73	$ 5.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/10	$ 1,016.86	$ 1,013.14	$ 1,013.14	$ 1,017.85	$ 1,018.89
Expenses Paid per $1,000*	$ 8.00	$ 11.73	$ 11.73	$ 7.00	$ 5.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.60%	2.35%	2.35%	1.40%	1.19%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Enhanced Commodity Strategy Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced Commodity Strategy Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Darwei Kung

John D. Ryan

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

During the 12-month period ended June 30, 2010, the Class A shares of DWS Enhanced Commodity Strategy Fund returned 7.33%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for more performance information.)

As of March 31, 2010, the fund's investment style changed from a blended approach involving investments in companies in commodity- related industries and direct commodity investments, to an actively managed direct-commodity strategy (i.e., physical commodities). This shift included both a new management team and a change in the fund's name from DWS Commodity Securities Fund to DWS Enhanced Commodity Strategy Fund. In addition, the fund's benchmark is now the Dow Jones UBS Commodity Index.1 The UBS Index is a diverse benchmark consisting of 19 commodities encompassing the following areas: energy, industrial metals, agriculture, precious metals and livestock. These positions are achieved primarily through both futures contracts and swaps.2 Since commodity investments are capital efficient, only 20-25% of the fund's assets are needed to gain full exposure to the commodity market. The remainder of the portfolio is invested in a fixed-income portfolio.

Portfolio management generally will allocate the fund's commodity-linked investments among a variety of different commodity sectors. Portfolio management employs two main strategies with respect to its commodity-linked investments: a relative value strategy and a tactical strategy. In implementing the relative value strategy, portfolio management will use a proprietary quantitative, rules-based methodology in determining the fund's commodity sector weightings relative to the fund's benchmark index, the Dow Jones UBS Commodity Index. Portfolio management normally will rebalance commodity sector positions when a sector undergoes a "trigger event," reducing the fund's exposure to commodity sectors that are "expensive" and increasing its exposure to sectors that are "cheap." The tactical strategy focuses on the direction of commodity markets as a whole. Portfolio management will use a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Portfolio management may reduce the fund's exposure to all commodity sectors when commodities in general appear overvalued. Another aspect of the fund's strategy involves seeking to invest in commodity contracts whose expiration is further out on the "commodity curve" (i.e., more distant maturities) than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.

With respect to the fund's fixed income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed income securities. (With respect to these investments, portfolio management normally targets an average portfolio duration of three years or less, and primarily invests in debt securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.3)

Positive Contributors to Fund Performance

Since taking over the fund in March 2010, we added value through the tactical element of our strategy. Our model led us to decrease the fund's exposure to commodities, which aided performance given the broad weakness in the asset class.

Prior to our taking over the fund, the leading contributors to performance among individual stocks were United States Steel Corp., the Brazilian sugar producer Cosan S/A Industria e Comercio, Owens-Illinois Inc., and the energy companies Anadarko Petroleum Corp. and Apache Corp.

Negative Contributors to Fund Performance

The positive impact of our tactical strategy was offset by the underperformance of our relative value strategy. Our primary trade in this portion of the fund was to establish an overweight in aluminum and hold a corresponding underweight in gold.4 We saw gold as expensive versus its longer-term average, but it continued to rise throughout May and June as investors sought a safe haven from the turmoil in the broader markets.

We employed the commodity curve strategy in natural gas, but this detracted from performance since the near-term contracts outperformed their longer-term counterparts during the quarter.

Prior to our taking over the portfolio, performance was hurt by the fund's allocation between commodities and commodity-related equities. Among individual stocks, the largest detractors were BASF SE, Teck Resources Ltd., E.I. DuPont de Nemours & Co., and Conoco Phillips Inc.

Outlook and Positioning

The final two months of the period brought heightened volatility in commodity prices. Despite the increasingly uncertain market environment, we are focused on the long-term trends supporting commodity prices. Most notable among these is the increased commodity consumption that may result from the rapid growth in emerging-market economies such as China and India. We have designed our multifaceted strategy, which provides investors with a diversified, active strategy that focuses on risk management and is more sensitive to market prices than a passive approach, in an effort to capitalize on these perceived longer-term opportunities.

1 The Dow Jones-UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.
2 Using futures contracts agreements to buy or sell a particular financial instrument at a predetermined price in the future allows the fund to rebalance on a daily basis without incurring the trading costs and expenses associated with a direct investment in stocks. Please keep in mind that while the use of futures contracts by the fund can amplify a gain, it can also amplify a loss. This loss can be substantially larger than the initial margin.
3 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Consolidated Portfolio Summary

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Fixed-Income Investments Asset Allocation (As a % of Net Assets)	6/30/10

Government & Agency Obligations	61%
Corporate Bonds	25%
Asset-Backed	5%
Cash Equivalents and Other Assets and Liabilities, net	4%
Collateralized Mortgage Obligations	3%
Exchange-Traded Fund	2%
100%
Quality (Excludes Securities Lending Collateral)	6/30/10

US Government and Agencies	62%
AAA*	12%
AA	4%
A	7%
BBB	13%
BB	1%
B	0%
Not Rated	1%
100%
Effective Maturity	6/30/10

Less than 1 year	34%
1-2.99 years	55%
3-4.99 years	9%
5-9.99 years	1%
Greater than 10 years	1%
100%
* Includes cash equivalents.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 1.8 years

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ( S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Commodity-Linked Investments Commodity Sector Allocation (As a % of Total Commodity Exposure from Commodity-Linked Swaps)	6/30/10

Energy	33%
Agriculture	30%
Industrial	26%
Livestock	7%
Precious Metals	4%
100%

Commodity sector allocation is subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Consolidated Investment Portfolio
as of June 30, 2010

	Principal Amount ($)	Value ($)

Corporate Bonds 25.1%
Consumer Staples 1.1%
Anheuser-Busch InBev Worldwide, Inc., 3.0%, 10/15/2012	2,100,000	2,155,751
Wm. Wrigley Jr. Co., 144A, 1.912%**, 6/28/2011	2,100,000	2,099,594
		4,255,345
Energy 4.0%
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	2,100,000	2,263,854
Energy Transfer Partners LP, 6.0%, 7/1/2013	2,100,000	2,279,191
Enterprise Products Operating LLC, 4.6%, 8/1/2012	2,100,000	2,196,340
Mariner Energy, Inc., 8.0%, 5/15/2017	2,100,000	2,294,250
Plains All American Pipeline LP, 4.25%, 9/1/2012	2,100,000	2,193,990
PPL Energy Supply LLC, Series A, 6.4%, 11/1/2011	2,100,000	2,236,141
TransCanada PipeLines Ltd., 3.4%, 6/1/2015	520,000	539,389
XTO Energy, Inc., 5.9%, 8/1/2012	1,290,000	1,409,761
		15,412,916
Financials 14.9%
American International Group, Inc., Series MP, 0.639%**, 3/20/2012	2,100,000	2,025,234
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	1,400,000	1,673,608
Asian Development Bank, 1.625%, 7/15/2013	2,100,000	2,115,313
Banco Santander Chile, 144A, 2.875%, 11/13/2012	700,000	694,537
Bank of Scotland PLC, 5.5%, 6/15/2012	2,100,000	2,203,076
Barclays Bank PLC, 5.45%, 9/12/2012	2,100,000	2,231,708
BNP Paribas, 0.695%**, 4/8/2013	2,100,000	2,047,011
Caterpillar Financial Services Corp., Series F, 6.2%, 9/30/2013	1,380,000	1,565,387
Cie de Financement Foncier, 144A, 2.125%, 4/22/2013	2,335,000	2,357,605
Covidien International Finance SA, 1.875%, 6/15/2013	2,100,000	2,113,022
Credit Suisse of New York, 3.45%, 7/2/2012	2,100,000	2,169,006
FPL Group Capital, Inc., 5.625%, 9/1/2011	1,725,000	1,803,526
General Electric Capital Corp., Series A, 6.0%, 6/15/2012	2,100,000	2,259,858
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/2013	2,100,000	2,295,930
Hartford Financial Services Group, Inc., 5.25%, 10/15/2011	2,030,000	2,101,243
HSBC Finance Corp., 7.0%, 5/15/2012	2,100,000	2,261,200
International Bank for Reconstruction & Development, 5.25%**, 4/9/2025	2,100,000	2,100,000
International Finance Corp., Series 666, 5.125%, 5/2/2011	2,100,000	2,175,256
KeyCorp, Series H, 6.5%, 5/14/2013	2,100,000	2,297,129
Lincoln National Corp., 6.2%, 12/15/2011	2,100,000	2,214,335
MetLife, Inc., 5.375%, 12/15/2012	2,513,000	2,694,612
New York Life Global Funding, 144A, 4.65%, 5/9/2013	2,100,000	2,252,552
Principal Life Income Funding Trust, 0.554%**, 11/8/2013	2,100,000	2,067,568
Prudential Financial, Inc., Series D, 5.8%, 6/15/2012	2,100,000	2,222,835
Rio Tinto Finance (USA) Ltd., 5.875%, 7/15/2013	2,100,000	2,300,869
Santander Financial Issuances Ltd., 6.375%, 2/15/2011	980,000	1,001,736
Standard Chartered PLC, 144A, 3.85%, 4/27/2015	455,000	459,061
SunTrust Bank, 6.375%, 4/1/2011	1,400,000	1,443,737
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	2,450,000	2,557,979
		57,704,933
Industrials 0.6%
Xerox Corp., 6.875%, 8/15/2011	2,100,000	2,219,463
Materials 2.4%
ArcelorMittal, 9.0%, 2/15/2015	1,400,000	1,647,040
Dow Chemical Co., 4.85%, 8/15/2012	2,100,000	2,215,195
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	2,100,000	2,278,500
Potash Corp. of Saskatchewan, Inc., 7.75%, 5/31/2011	2,100,000	2,221,880
Teck Resources Ltd., 9.75%, 5/15/2014	790,000	933,635
		9,296,250
Telecommunication Services 1.1%
Telefonica Emisiones SAU, 5.984%, 6/20/2011	2,100,000	2,177,326
Verizon New Jersey, Inc., Series A, 5.875%, 1/17/2012	2,100,000	2,226,273
		4,403,599
Utilities 1.0%
Duke Energy Carolinas LLC, 6.25%, 1/15/2012	2,600,000	2,801,068
New York State Electric & Gas Corp., 5.5%, 11/15/2012	1,120,000	1,199,883
		4,000,951
Total Corporate Bonds (Cost $97,360,421)		97,293,457

Asset-Backed 4.8%
Automobile Receivables 1.9%
AmeriCredit Automobile Receivables Trust, "A3", Series 2010-2, 1.71%, 8/8/2014	800,000	803,521
BMW Vehicle Owner Trust, "A2", Series 2010-A, 0.68%, 9/25/2012	1,500,000	1,498,587
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	1,968,059	2,028,627
Ford Credit Auto Owner Trust, "A3", Series 2010-A, 1.32%, 6/15/2014	1,167,000	1,172,632
Triad Auto Receivables Owner Trust, "A4", Series 2007-A, 0.41%**, 2/12/2014	1,963,142	1,932,262
		7,435,629
Credit Card Receivables 2.9%
Capital One Multi-Asset Execution Trust, "A6", Series 2005-A6, 0.353%**, 7/15/2015	3,500,000	3,454,216
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.45%**, 5/16/2016	3,500,000	3,535,767
Discover Card Master Trust, "A", Series 2009-A2, 1.65%**, 2/17/2015	2,100,000	2,139,762
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	2,000,000	2,004,838
		11,134,583
Total Asset-Backed (Cost $18,610,005)		18,570,212

Collateralized Mortgage Obligations 3.4%
Federal Home Loan Mortgage Corp.:
"PY", Series 3217, 6.0%, 7/15/2029	3,518,724	3,586,380
"QD", Series 3215, 6.0%, 5/15/2029	7,367,000	7,445,241
Federal National Mortgage Association:
"FB", Series 1996-44, 1.175%**, 9/25/2023	358,002	362,808
"FC", Series 2001-25, 1.147%**, 6/25/2031	1,530,000	1,568,341
Total Collateralized Mortgage Obligations (Cost $12,988,148)		12,962,770

Government & Agency Obligations 61.3%
Other Government Related (b) 4.9%
Australia & New Zealand Banking Group Ltd., 144A, 0.819%**, 6/18/2012	350,000	350,032
BRFkredit AS, 144A, 0.553%**, 4/15/2013	1,750,000	1,749,382
Danske Bank AS, 144A, 0.834%**, 5/24/2012	1,351,000	1,346,962
Dexia Credit Local, 144A, 0.544%**, 1/12/2012	2,100,000	2,087,244
FIH Erhvervsbank AS, 144A, 0.907%**, 6/13/2013	2,100,000	2,096,340
Japan Finance Corp., 1.5%, 7/6/2012	2,500,000	2,519,570
Kreditanstalt fuer Wiederaufbau, 1.25%, 6/15/2012 (c)	2,100,000	2,103,171
Lloyds TSB Bank PLC, 144A, 1.292%**, 4/2/2012	420,000	425,443
Suncorp-Metway Ltd.:
0.534%**, 10/19/2012	1,155,000	1,149,588
144A, 1.803%**, 7/16/2012	960,000	986,106
The Goldman Sachs Group, Inc., FDIC Guaranteed, 3.25%, 6/15/2012	2,100,000	2,198,971
Westpac Banking Corp., Series G, 144A, 0.726%**, 12/14/2012	2,100,000	2,099,891
		19,112,700
Sovereign Bonds 1.9%
Province of British Columbia, 2.85%, 6/15/2015	1,928,000	1,991,395
Province of Nova Scotia, 7.25%, 7/27/2013	2,100,000	2,396,029
Province of Ontario, 0.61%**, 11/19/2012	2,870,000	2,871,779
		7,259,203
US Government Sponsored Agencies 3.4%
Federal Farm Credit Bank, 1.375%, 6/25/2013	2,800,000	2,815,691
Federal Home Loan Bank:
0.875%, 8/22/2012	2,800,000	2,802,758
1.875%, 6/21/2013	1,465,000	1,493,872
Federal Home Loan Mortgage Corp., 1.125%, 7/27/2012	1,695,000	1,706,982
Federal National Mortgage Association:
1.125%, 7/30/2012	2,100,000	2,113,908
1.25%, 6/22/2012	2,100,000	2,120,007
		13,053,218
US Treasury Obligations 51.1%
US Treasury Bills:
0.18%***, 12/23/2010	1,700,000	1,698,223
0.19%***, 8/26/2010 (a)	19,000,000	18,994,908
0.19%***, 9/2/2010	65,030,000	65,012,117
0.232%***, 10/7/2010 (a)	18,000,000	17,992,314
0.402%***, 4/7/2011 (a)	16,480,000	16,450,270
US Treasury Notes:
0.625%, 6/30/2012	20,000,000	20,001,600
0.875%, 3/31/2011	18,300,000	18,377,208
1.0%, 3/31/2012	19,200,000	19,345,536
1.125%, 6/15/2013	20,000,000	20,079,600
		197,951,776
Total Government & Agency Obligations (Cost $237,043,005)		237,376,897
	Shares	Value ($)

Exchange-Traded Fund 1.5%
SPDR Gold Trust* (Cost $5,603,000)	46,948	5,712,633

Securities Lending Collateral 0.3%
Daily Assets Fund Institutioinal, 0.27% (d) (e) (Cost $1,278,125)	1,278,125	1,278,125

Cash Equivalents 11.9%
Central Cash Management Fund, 0.21% (d) (Cost $46,132,288)	46,132,288	46,132,288
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $419,014,992)+	108.3	419,326,382
Other Assets and Liabilities, Net	(8.3)	(32,314,186)
Net Assets	100.0	387,012,196
* Non-income producing security.
** These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $419,015,003. At June 30, 2010, net unrealized appreciation for all securities based on tax cost was $311,379. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $848,233 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $536,854.
(a) At June 30, 2010, this security has been pledged, in whole or in part, as collateral for open commodity-linked swap contracts.
(b) Government-backed debt issued by financial companies or government sponsored enterprises.
(c) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $1,251,888, which is 0.3% of net assets.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

SPDR: Standard & Poor's Depositary Receipt

At June 30, 2010, open commodity-linked swap contracts were as follows:

Expiration Date	Notional Amount ($)	Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (f)
Long Positions
7/15/2010	311,265,000[2]	0.167%	UBS Basket 1	(359,324)
7/15/2010	88,280,000[1]	0.45%	Citi Cube Basket	832,799
7/15/2010	59,370,000[3]	0.50%	DJUBS — Goldman Sachs Enhanced Strategy E95	453,789
7/15/2010	59,370,000[4]	0.50%	Barclays Capital Pure Beta	547,996
7/15/2010	39,580,000[5]	0.38%	DJUBS — Overall	327,868
7/15/2010	2,535,000[4]	0.16%	DJUBS — Aluminum	28,246
7/15/2010	510,000[4]	0.16%	DJUBS — Light Crude	(18,959)
7/15/2010	195,000[4]	0.16%	DJUBS — Wheat	13,161
7/15/2010	180,000[4]	0.16%	DJUBS — Corn	5,219
Short Positions
7/15/2010	37,940,000[3]	0.10%	DJUBS — Overall	(478,401)
7/15/2010	18,970,000[5]	0.15%	DJUBS — Overall	(256,256)
7/15/2010	9,485,000[4]	0.09%	DJUBS — Overall	(120,079)
7/15/2010	3,285,000[4]	0.09%	DJUBS —Gold	(63,931)
7/15/2010	135,000[4]	0.09%	DJUBS — Heating Oil	2,005
Total				914,133
(f) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.
Counterparties:
[1] Citigroup, Inc.
[2] UBS AG
[3] The Goldman Sachs & Co.
[4] Barclays Bank PLC
[5] Morgan Stanley

DJUBS: Dow Jones-UBS Commodity Index

For information on the Fund's policy and additional disclosures regarding commodity-linked swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$ 95,193,457	$ 2,100,000	$ 97,293,457
Asset-Backed	—	18,570,212	—	18,570,212
Collateralized Mortgage Obligations	—	12,962,770	—	12,962,770
Government & Agency Obligations	—	117,229,065	—	117,229,065
Other Receivable (i)	—	—	2,848,480	2,848,480
Exchange-Traded Fund	5,712,633	—	—	5,712,633
Short-Term Investments (g)	47,410,413	120,147,832	—	167,558,245
Derivatives (h)	—	2,211,083	—	2,211,083
Total	$ 53,123,046	$ 366,314,419	$ 4,948,480	$ 424,385,945
Liabilities
Derivatives (h)	$ —	$ (1,296,950)	$ —	$ (1,296,950)
Total	$ —	$ (1,296,950)	$ —	$ (1,296,950)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(g) See Consolidated Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on open commodity-linked swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Commodities- Linked Structured Notes	Corporate Bonds	Total	Other Receivable (i)
Balance as of June 30, 2009	$ 46,192,476	$ —	$ 46,192,476	$ 2,088,529
Net realized gain (loss)	(48,775,002)	—	(48,775,002)	—
Change in unrealized appreciation (depreciation)	40,836,524	—	40,836,524	759,951
Amortization premium/ discount	—	—	—	—
Net purchases (sales)	(38,253,998)	2,100,000	(36,153,998)	—
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of June 30, 2010	$ —	$ 2,100,000	$ 2,100,000	$ 2,848,480
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ —	$ —	$ —	$ 759,951

Transfers between price levels are recognized at the beginning of the reporting period.

(i) Other receivable represents the fair value of the pending sale of a commodities-linked structured note for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

as of June 30, 2010
Assets
Investments: Investments in securities, at value (cost $371,604,579) — including $1,251,888 of securities loaned	$ 371,915,969
Investment in Daily Assets Fund Institutional (cost $1,278,125)*	1,278,125
Investment in Central Cash Management Fund, at value (cost $46,132,288)	46,132,288
Total investments, at value (cost $419,014,992)	419,326,382
Foreign currency, at value (cost $28,029)	28,213
Receivable for Fund shares sold	4,258,918
Receivable for investments sold	908,437
Interest receivable	1,383,809
Unrealized appreciation on swap contracts	2,211,083
Foreign taxes recoverable	11,620
Other receivable**	2,848,480
Other assets	4,229
Total assets	430,981,171
Liabilities
Payable upon return of securities loaned	1,278,125
Payable for investments purchased	40,100,935
Payable for Fund shares redeemed	631,010
Unrealized depreciation on swap contracts	1,296,950
Accrued management fee	298,259
Other accrued expenses and payables	363,696
Total liabilities	43,968,975
Net assets, at value	$ 387,012,196
* Represents collateral on securities loaned.
** Other receivable represents the fair value of the pending sale of a commodities-linked structured note for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2010 (continued)
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	311,390
Other receivable	(11,525,380)
Swap contracts	914,133
Foreign currency	(904)
Accumulated net realized gain (loss)	(152,777,993)
Paid-in capital	550,090,950
Net assets, at value	$ 387,012,196
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($153,075,062 ÷ 44,472,710 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 3.44
Maximum offering price per share (100 ÷ 94.25 of $3.44)	$ 3.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,236,785 ÷ 2,564,177 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 3.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,537,243 ÷ 10,441,079 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 3.21
Class S Net Asset Value, offering and redemption price(a) per share ($64,955,515 ÷ 18,720,227 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 3.47

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($127,207,591 ÷ 36,612,463 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 3.47
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

for the year ended June 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $82,154)	$ 2,227,915
Interest	730,089
Income distributions — affiliated cash management vehicles	192,250
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,071
Total Income	3,186,325
Expenses: Management fee	3,105,273
Administrative service fees	326,871
Services to shareholders	586,987
Custodian fee	67,105
Distribution service fees	747,359
Professional fees	138,298
Trustees' fees and expenses	10,915
Reports to shareholders	144,811
Registration fees	60,338
Other	26,210
Total expenses before expense reductions	5,214,167
Expense reductions	(182,378)
Total expenses after expense reductions	5,031,789
Net investment income (loss)	(1,845,464)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,436,418)
Futures	947,445
Written options	(68,692)
Swaps	(28,582,448)
Foreign currency	(149,720)
(45,289,833)
Change in net unrealized appreciation (depreciation) on: Investments	58,884,633
Other receivable	759,951
Futures	2,261,873
Written options	(15,949)
Swaps	914,133
Foreign currency	(2,656)
62,801,985
Net gain (loss)	17,512,152
Net increase (decrease) in net assets resulting from operations	$ 15,666,688

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Years Ended June 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$ (1,845,464)	$ (870,012)
Net realized gain (loss)	(45,289,833)	(127,640,709)
Change in net unrealized appreciation (depreciation)	62,801,985	(150,304,603)
Net increase (decrease) in net assets resulting from operations	15,666,688	(278,815,324)
Distributions to shareholders from: Net investment income: Class A	(1,155,247)	—
Class B	(1,713)	—
Class C	(5,678)	—
Class S	(620,422)	—
Institutional Class	(819,587)	—
Net realized gains: Class A	—	(59,989,362)
Class B	—	(5,655,471)
Class C	—	(17,516,276)
Class S	—	(7,079,081)
Institutional Class	—	(22,627,950)
Total distributions	(2,602,647)	(112,868,140)
Fund share transactions: Proceeds from shares sold	245,606,826	188,842,123
Reinvestment of distributions	2,068,103	102,034,034
Cost of shares redeemed	(118,927,022)	(242,442,718)
Redemption fees	3,871	19,912
Net increase (decrease) in net assets from Fund share transactions	128,751,778	48,453,351
Increase (decrease) in net assets	141,815,819	(343,230,113)
Net assets at beginning of period	245,196,377	588,426,490
Net assets at end of period (including undistributed net investment income of $0 and $2,578,129, respectively)	$ 387,012,196	$ 245,196,377

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 3.22	$ 19.06	$ 13.13	$ 12.56	$ 10.37
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.02)	(.08)	.02	.11
Net realized and unrealized gain (loss)	.27	(10.54)	6.01	.83	2.20
Total from investment operations	.25	(10.56)	5.93	.85	2.31
Less distributions from: Net investment income	(.03)	—	—	(.06)	(.02)
Net realized gains	—	(5.28)	—	(.22)	(.10)
Total distributions	(.03)	(5.28)	—	(.28)	(.12)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 3.44	$ 3.22	$ 19.06	$ 13.13	$ 12.56
Total Return (%)[b,c]	7.33	(51.43)	45.16	6.95	22.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	123	372	211	166
Ratio of expenses before expense reductions (%)	1.66	1.79	1.62	1.74	2.21
Ratio of expenses after expense reductions (%)	1.58	1.51	1.50	1.51	1.55
Ratio of net investment income (loss) (%)	(.60)	(.25)	(.49)	.21	.91
Portfolio turnover rate (%)	189	113	145	117	80
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.05)	(.19)	(.06)	.02
Net realized and unrealized gain (loss)	.24	(10.37)	5.92	.81	2.19
Total from investment operations	.20	(10.42)	5.73	.75	2.21
Less distributions from: Net investment income	(.00)*	—	—	—	—
Net realized gains	—	(5.28)	—	(.22)	(.10)
Total distributions	(.00)*	(5.28)	—	(.22)	(.10)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 3.21	$ 3.01	$ 18.71	$ 12.98	$ 12.45
Total Return (%)[b,c]	6.66	(51.85)	44.14	6.12	21.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	25	17	16
Ratio of expenses before expense reductions (%)	2.48	2.65	2.41	2.52	2.93
Ratio of expenses after expense reductions (%)	2.33	2.26	2.25	2.26	2.29
Ratio of net investment income (loss) (%)	(1.35)	(1.00)	(1.24)	(.54)	.17
Portfolio turnover rate (%)	189	113	145	117	80
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.05)	(.19)	(.06)	.02
Net realized and unrealized gain (loss)	.24	(10.37)	5.92	.81	2.19
Total from investment operations	.20	(10.42)	5.73	.75	2.21
Less distributions from: Net investment income	(.00)*	—	—	—	—
Net realized gains	—	(5.28)	—	(.22)	(.10)
Total distributions	(.00)*	(5.28)	—	(.22)	(.10)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 3.21	$ 3.01	$ 18.71	$ 12.98	$ 12.45
Total Return (%)[b,c]	6.66	(51.85)	44.14	6.12	21.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	28	86	52	48
Ratio of expenses before expense reductions (%)	2.44	2.57	2.35	2.47	2.94
Ratio of expenses after expense reductions (%)	2.33	2.26	2.25	2.26	2.30
Ratio of net investment income (loss) (%)	(1.35)	(1.00)	(1.24)	(.54)	.16
Portfolio turnover rate (%)	189	113	145	117	80
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 3.25	$ 19.09	$ 13.13	$ 12.57	$ 10.37
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.00)*	(.05)	.04	.13
Net realized and unrealized gain (loss)	.26	(10.56)	6.02	.82	2.21
Total from investment operations	.25	(10.56)	5.97	.86	2.34
Less distributions from: Net investment income	(.03)	—	(.01)	(.08)	(.04)
Net realized gains	—	(5.28)	—	(.22)	(.10)
Total distributions	(.03)	(5.28)	(.01)	(.30)	(.14)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 3.47	$ 3.25	$ 19.09	$ 13.13	$ 12.57
Total Return (%)[b]	7.81	(51.43)	45.50	7.12	22.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	40	34	14	10
Ratio of expenses before expense reductions (%)	1.40	1.62	1.48	1.57	2.06
Ratio of expenses after expense reductions (%)	1.38	1.31	1.32	1.36	1.39
Ratio of net investment income (loss) (%)	(.40)	(.05)	(.31)	.36	1.07
Portfolio turnover rate (%)	189	113	145	117	80
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 3.25	$ 19.08	$ 13.12	$ 12.56	$ 10.37
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.01	(.04)	.05	.14
Net realized and unrealized gain (loss)	.27	(10.56)	6.03	.82	2.20
Total from investment operations	.26	(10.55)	5.99	.87	2.34
Less distributions from: Net investment income	(.04)	—	(.03)	(.09)	(.05)
Net realized gains	—	(5.28)	—	(.22)	(.10)
Total distributions	(.04)	(5.28)	(.03)	(.31)	(.15)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 3.47	$ 3.25	$ 19.08	$ 13.12	$ 12.56
Total Return (%)	7.87[b]	(51.41)[b]	45.68	7.25[b]	22.52[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	46	72	12	10
Ratio of expenses before expense reductions (%)	1.21	1.33	1.22	1.36	1.69
Ratio of expenses after expense reductions (%)	1.20	1.26	1.22	1.26	1.28
Ratio of net investment income (loss) (%)	(.23)	.00**	(.21)	.46	1.18
Portfolio turnover rate (%)	189	113	145	117	80
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005. ** Amount is less than .005%.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (formerly DWS Commodity Securities Fund) (the "Fund'') is a series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust. The Fund's name and investment strategy changed effective March 31, 2010.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2010, the Fund's investment in the Subsidiary was $65,543,156, representing 16.9% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Trustees. Pricing techniques take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables. These securities are generally categorized as Level 3.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are classified as Level 1.

Swaps are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps are generally classified as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are classified as Level 1. Over-the-counter written or purchased options are valued based upon a price supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter options are generally classified as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. The Fund enters into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Consolidated Statement of Operations. The value of the swap is adjusted daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise is valued at the price provided by the broker-dealer. The change in value is recorded as unrealized appreciation or depreciation.

A summary of the open commodity-linked swap contracts as of June 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2010, the investment in commodity-linked swap contracts had a total notional amount generally indicative of a range from $0 to approximately $631,100,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities.

There were no open futures contracts as of June 30, 2010. For the year ended June 30, 2010, the investment in futures contracts had a total notional value generally indicative of a range from $0 to approximately $68,929,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to gain exposure to and/or protect against changes in the market.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open options contracts as of June 30, 2010. For the year ended June 30, 2010, the investment in written option contracts had a total value ranging from $0 to approximately $426,000 and purchased option contracts had a total value ranging from $0 to approximately $148,000.

Commodities-Linked Structured Notes. The Fund invested in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying consolidated financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. There are no commodities-linked structured notes held by the Fund as of June 30, 2010.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2010 and the related location on the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Commodity Contracts (a)	$ 2,211,083

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts
Liabilities Derivatives	Swap Contracts
Commodity Contracts (a)	$ (1,296,950)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2010 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Commodities-Linked Structured Notes	Total
Equity Contracts (a)	$ (5,032)	$ (68,692)	$ —	$ —	$ —	$ (73,724)
Commodity Contracts (b)	—	—	947,445	(28,582,448)	(34,910,860)	(62,545,863)
	$ (5,032)	$ (68,692)	$ 947,445	$(28,582,448)	$(34,910,860)	$(62,619,587)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options) and written options, respectively
(b) Net realized gain (loss) from futures, swaps and investments (includes commodities-linked structured notes), respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Commodities- Linked Structured Notes	Total
Equity Contracts (a)	$ 33,141	$ (15,949)	$ —	$ —	$ —	$ 17,192
Commodity Contracts (b)	—	—	2,261,873	914,133	(40,836,524)	(37,660,518)
	$ 33,141	$ (15,949)	$ 2,261,873	$ 914,133	$ (40,836,524)	$ (37,643,326)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively
(b) Change in net unrealized appreciation (depreciation) on futures, swaps and investments (includes commodities-linked structured notes), respectively

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At June 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $143,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017 ($70,585,000) and June 30, 2018 ($73,202,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through June 30, 2010, the Fund incurred approximately $8,991,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2011.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2010 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforward	$ (143,787,000)
Unrealized appreciation (depreciation) on investments	$ 311,379

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2010	2009
Distributions from ordinary income*	$ 2,602,647	$ 78,021,080
Distributions from long-term capital gains	$ —	$ 34,847,060
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $411,147,196 and $392,812,714, respectively. Purchases and sales of US Treasury obligations aggregated $90,378,583 and $51,911,793, respectively.

For the year ended June 30, 2010, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	685	$ 441,779
Options written	348	56,787
Options closed	(1,033)	(498,566)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

For the period from July 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for each class as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.30%
Institutional Class	1.25%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

For the year ended June 30, 2010, the Advisor waived a portion of its management fee aggregating $3,430 and the amount charged aggregated $3,101,843, which was equivalent to an annual effective rate of 0.95% of the Fund's average daily net assets.

For the year ended June 30, 2010, the Advisor reimbursed $151 of sub-recordkeeping expenses for Institutional Class.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2010, the Administration Fee was $326,871, of which $30,974 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2010
Class A	$ 203,421	$ 113,590	$ 33,055
Class B	20,109	14,322	3,528
Class C	59,709	35,308	12,252
Class S	38,923	12,974	5,779
Institutional Class	2,603	2,603	350
	$ 324,765	$ 178,797	$ 54,964

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2010
Class B	$ 68,895	$ 10,270
Class C	236,884	13,364
	$ 305,779	$ 23,634

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2010	Annual Effective Rate
Class A	$ 342,146	$ 52,648.24%
Class B	21,879	1,986.24%
Class C	77,555	10,279.25%
	$ 441,580	$ 64,913

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2010 aggregated $1,542.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2010, the CDSC for the Fund's Class B and C shares was $14,864 and $7,595, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2010, DIDI received $110 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2010, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $57,454, of which $6,493 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders, including DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2010, DWS Alternative Asset Allocation Plus Fund held 18% of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than investments in equity and fixed income securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2010		Year Ended June 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,878,739	$ 77,522,620	22,298,931	$ 96,053,603
Class B	446,150	1,459,740	441,720	1,952,129
Class C	4,172,339	13,770,296	2,602,644	11,158,274
Class S	18,242,365	64,848,669	10,393,946	40,264,733
Institutional Class	24,577,299	88,005,501	5,238,288	39,413,384
		$ 245,606,826		$ 188,842,123
Shares issued to shareholders in reinvestment of distributions
Class A	272,041	$ 963,027	18,830,309	$ 53,293,860
Class B	481	1,599	1,849,230	4,900,458
Class C	1,504	4,992	5,680,675	15,053,790
Class S	78,203	279,183	2,234,222	6,367,532
Institutional Class	229,496	819,302	7,866,103	22,418,394
		$ 2,068,103		$ 102,034,034
Shares redeemed
Class A	(15,763,579)	$ (55,584,855)	(22,558,521)	$ (174,756,146)
Class B	(746,433)	(2,472,089)	(774,232)	(5,650,697)
Class C	(3,081,191)	(10,165,887)	(3,506,234)	(24,094,094)
Class S	(11,901,191)	(42,724,580)	(2,095,339)	(16,024,745)
Institutional Class	(2,275,683)	(7,979,611)	(2,795,669)	(21,917,036)
		$ (118,927,022)		$ (242,442,718)
Redemption fees		$ 3,871		$ 19,912
Net increase (decrease)
Class A	6,387,201	$ 22,902,207	18,570,719	$ (25,401,065)
Class B	(299,802)	(1,010,750)	1,516,718	1,202,506
Class C	1,092,652	3,609,479	4,777,085	2,120,966
Class S	6,419,377	22,405,163	10,532,829	30,607,520
Institutional Class	22,531,112	80,845,679	10,308,722	39,923,424
		$ 128,751,778		$ 48,453,351

H. Changes to Investment Strategies, Policies and Fund Name

Effective March 31, 2010, the Fund's investment strategy changed from a blended approach involving investments in companies in commodities-related industries and direct commodity investments to an actively managed direct commodity strategy. In connection with the implementation of the new strategy, the Fund's name has been changed to DWS Enhanced Commodity Strategy Fund. For a description of the new strategy, please see the Fund's current prospectus.

I. Merger

On May 4, 2010, the Board of Directors of the Fund approved, in principle, the merger of DWS Enhanced Commodity Strategy Fund, Inc. (the "Acquired Fund") into the Fund.

Shareholders of the Acquired Fund approved the merger at the reconvened shareholder meeting that was held on July 22, 2010 after being adjourned without action on June 28, 2010. The merger is expected to be completed on or about August 23, 2010.

J. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events other than described in Note I that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Enhanced Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Commodity Strategy Fund (formerly DWS Commodity Securities Fund) (the "Fund") and its subsidiary at June 30, 2010, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 20, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 35% of the income dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended June 30, 2010, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,541,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED COMMODITY STRATEGY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$62,121	$0	$0	$0
2009	$64,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010